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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

    (AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED AS OF SEPTEMBER 30, 1996,
        PROVIDING FOR THE ISSUANCE OF TRUST CERTIFICATES, SERIES 1996-4)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                    33-84924            13-3439681
            --------                    --------            ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
New York, New York                                           10048
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates

         On September 30, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1996-4 (the "Trust Certificates") was issued pursuant to the trust agreement attached hereto as Exhibit 4.1, dated as of September 30, 1996, among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), and First Trust National Association, as trustee. The Trust Certificates consist of eleven classes identified as the "Class 4A-A1 Certificates", the "Class 4A-A2 Certificates", the "Class 4B-A1 Certificates", the "Class 4B-A2 Certificates", the "Class 4B-A3 Certificates", the "Class 4C-A1 Certificates", the "Class 4C-A2 Certificates", the "Class 4D-A1 Certificates", the "Class 4D-A2 Certificates", the Class "4D-A3 Certificates", and the "Class 4D-A4 Certificates", respectively. The Trust Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting primarily of senior mortgage pass-through certificates (the "Underlying Certificates") identified as: (i) a 100.00% percentage interest in the Prudential Home Mortgage Securities Company, Inc., Mortgage Pass-Through Certificates, Series 1994-8, Class A-5;
(ii) a 100.00% percentage interest in the GE Capital Mortgage Services, Inc., REMIC Multi-Class Pass-Through Certificates, Series 1994-11, Class A11; (iii) approximately a 96.29% percentage interest in the CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1993-5, Class A-8 and (iv) approximately a 100% percentage interest in the Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1993-S34, Class A-4. The Underlying Certificates represent a partial, senior interest in four separate trust funds consisting primarily of four separate pools of conventional, fixed-rate, fully-amortizing, one- to four-family, residential mortgage loans having original terms to maturity of up to 30 years. The Underlying Certificates have an aggregate principal balance as of September 30, 1996 of $173,162,415. The Trust Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor pursuant to an underwriting agreement dated September 30, 1996, between the Depositor and Salomon.




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                                       -3-


                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits



         Exhibit No.                        Description
         -----------                        -----------

             4.1 Trust Agreement, dated as of September 30, 1996, between Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and First Trust National Association, as Trustee relating to Salomon Brothers
                                    Mortgage Securities VII, Inc., Trust
                                    Certificates, Series 1996-4.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SALOMON BROTHERS MORTGAGE
                                           SECURITIES VII, INC.



                                           By:  /s/ Gregory P. Petroski
                                              ----------------------------
                                                    Gregory P. Petroski
                                                    Assistant Vice President


Dated:  September 30, 1996



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                                INDEX TO EXHIBITS



                                                                   Sequentially
       Exhibit No.                     Description                 Numbered Page
       -----------                     -----------                 -------------

           4.1          Trust Agreement, dated as of                     6
                        September 30, 1996, between
                        Salomon Brothers Mortgage Securities
                        VII, Inc., as Depositor, and First
                        Trust National Association, as
                        Trustee relating to Salomon Brothers
                        Mortgage Securities VII, Inc., Trust
                        Certificates, Series 1996-4.